SIXTH AMENDMENT TO LOAN AGREEMENT


         THIS SIXTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into effective as of October 30, 2001, by and among LMI AEROSPACE, INC., formerly known as Leonard's Metal, Inc., a Missouri corporation, LMI FINISHING INC., an Oklahoma corporation, LEONARD'S METAL, INC., formerly known as LMI Acquisition, Inc., a Missouri corporation, PRECISE MACHINE COMPANY, a Missouri corporation, and TEMPCO ENGINEERING, INC., a Missouri corporation, formerly known as Metal Corporation and doing business in the State of California as Metal Corporation of Sun Valley, as co-obligors and co-borrowers and not as accommodation parties (said corporations being jointly and severally referred to herein as "Borrower"), and UNION PLANTERS BANK, N.A., a national banking association, successor to Magna Bank, National Association ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Bank have heretofore entered into that certain Loan Agreement dated August 15, 1996 as amended by that certain First Amendment to Loan Agreement dated January 15, 1997, that certain Second Amendment to Loan Agreement dated November 1, 1997, that certain Third Amendment to Loan Agreement dated March 30, 2000, that certain Fourth Amendment to Loan Agreement dated October 30, 2000 and that certain Fifth Amendment to and Restatement of Loan Agreement dated April 2, 2001 (the "Loan Agreement"); and

         WHEREAS, Borrower and Lender desire to further amend the Loan Agreement in the manner hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. The definition of "Revolving Credit Period" set forth in Section 2 of the Loan Agreement hereby is delayed in its entirety and the following substituted in lieu thereof:

         Revolving Credit Period shall mean the period commencing on March 30, 1998 and ending November 30, 2001.

         2. Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower's existing credit facilities with Lender (collectively, the "Loan Documents"). Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of the Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower's Obligations and the termination of the Loan Agreement.

         3. All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment.

         4. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed. This amendment is an amendment and continuation of the Loan Agreement and is not a novation thereof nor of any obligations of Borrower outstanding thereunder on the date hereof.

         5. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Loan Agreement, as amended by this Amendment.

         6.  Each Borrower hereby represents and warrants to Lender that:

               (a) the execution, delivery and performance by such Borrower of this Amendment are within the corporate powers of such Borrower, have been duly authorized by all corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, agency or official of any other Person;

               (b) the execution, delivery and performance by such Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agent or instrumentality or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or its Property or assets is subject;

               (c) this Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

               (d) as of the date of this Amendment, all of the representations and warranties of Borrower set forth in the Loan Agreement and the Transaction Documents are true and correct in all material respects and no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

         7. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

         8. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         9. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER AGREEMENTS, WHICH LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER AGREEMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

                       [SIGNATURE PAGE FOLLOWS THIS PAGE]

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Loan Agreement as of the date first written above.

                                 LMI AEROSPACE, INC. (formerly known as
                                 Leonard's Metal, Inc.)


                                 By:      /s/ Lawrence E. Dickinson
                                          --------------------------------------
                                 Title:   Chief Financial Officer and Secretary
                                          --------------------------------------


                                 LMI FINISHING, INC.


                                 By:      /s/ Lawrence E. Dickinson
                                          --------------------------------------
                                 Title:   Chief Financial Officer and Secretary
                                          --------------------------------------


                                 LEONARD'S  METAL,  INC.  (formerly  known as
                                 LMI  Acquisition, Inc.)


                                 By:      /s/ Lawrence E. Dickinson
                                          --------------------------------------
                                 Title:   Chief Financial Officer and Secretary
                                          --------------------------------------


                                 PRECISE MACHINE COMPANY


                                 By:      /s/ Lawrence E. Dickinson
                                          --------------------------------------
                                 Title:   Chief Financial Officer and Secretary
                                          --------------------------------------


                                 TEMPCO ENGINEERING, INC. (formerly known as
                                 Metal Corporation)


                                 By:      /s/ Lawrence E. Dickinson
                                          --------------------------------------
                                 Title:   Chief Financial Officer and Secretary
                                          --------------------------------------


                                 UNION PLANTERS BANK, N.A.


                                 By:      /s/ Patricia A. O'Herin
                                          --------------------------------------
                                 Title:   Executive Vice President
                                          --------------------------------------